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                                                                    Exhibit 10.5

                     SECOND AMENDMENT TO LAND SALES CONTRACT
                    BETWEEN BIGHAM FARMS INC. AND SOLOMAN LAM


     THIS SECOND AMENDMENT TO LAND SALES CONTRACT (the "Second Amendment"), is dated as of this 18th day of October, 2001, by and between Bigham Farms Inc. ("Bigham") and Soloman Lam ("Lam").

     WHEREAS, in November 2000, Bigham and Lam entered into a Land Sales Contract (the "Contract") which gave Lam the option (the "Option") to purchase approximately 2,300 acres (the "Property") located in Adamsville, Florida from Bigham for a purchase price of $8,050,000;

     WHEREAS, pursuant to Article 4 of the Contract, if Lam chose to exercise the Option, the closing date would have to occur prior to September 1, 2001;

     WHEREAS, on August 22, 2001, Bigham and Lam entered into an Addendum to the Contract (the "First Addendum") to extend the closing date for the exercise of the Option under the Contract to March 1, 2002, but which referenced the date of the Contract as August 22, 2001, rather than November 2000; and

     WHEREAS, Bigham and Lam now wish to clarify the First Addendum and formally amend Article 4 of the Contract;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Bigham and Lam hereby agree as follows:

1. The Contract shall be amended by modifying Article 4 so that, as amended, it shall read as follows:

     4. CLOSING DATE; OCCUPANCY: This Contract will be closed and the deed and possession delivered on or before March 1, 2002, unless extended by other provisions of this Contract. If on Closing Date insurance underwriting is suspended, BUYER may postpone closing up to 5 days.

2. Unless otherwise specifically amended herein, all other terms of the Contract shall remain in full force and effect.


                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Second Amendment as of the day and year first above written.




                                     BIGHAM FARMS INC.



                                     By: /s/ William J. Bigham
                                         ---------------------------------------
                                         William J. Bigham



                                         /s/ Soloman Lam
                                         ---------------------------------------
                                         Soloman Lam